Exhibit 10.51

September 7, 2017

Cheniere Corpus Christi Holdings, LLC

700 Milam St., Suite 1900

Houston, Texas 77002

Attention: Treasurer

Telephone: 713-375-5290

Fax: 713-375-6000

Email: lisa.cohen@cheniere.com

Re:	Consent for Amendment to the Common Security and Account Agreement

Ladies and Gentlemen:

Reference is made to (a) the Common Security and Account Agreement, dated as of May 13, 2015 (as amended, amended and restated, modified or supplemented from time to time, the “Common Security and Account Agreement”), by and among Cheniere Corpus Christi Holdings, LLC (the “Company”), Corpus Christi Liquefaction, LLC, Cheniere Corpus Christi Pipeline, L.P. and Corpus Christi Pipeline GP, LLC (the “Guarantors”), the Initial Senior Creditor Group Representatives listed in Schedule C thereto and the Senior Creditor Group Representatives that accede thereto from time to time, for the benefit of all Senior Creditors, Société Générale as the Intercreditor Agent for the Facility Lenders and any Hedging Banks, Société Générale as Security Trustee, and Mizuho Bank, Ltd. as Account Bank, (b) the Intercreditor Agreement, dated as of May 13, 2015 (as amended, amended and restated, modified or supplemented from time to time, the “Intercreditor Agreement”), by and among the Intercreditor Parties party thereto from time to time, and Société Générale as the Intercreditor Agent and the Security Trustee, (c) the Term Loan Facility Agreement, dated as of May 13, 2015 (as amended, amended and restated, modified or supplemented from time to time, the “Term Loan Facility Agreement”), among the Company, the Guarantors, each Term Lender party thereto from time to time, and Société Générale, as the Term Loan Facility Agent, and (d) the Working Capital Facility Agreement, dated as of December 14, 2016 (as amended, amended and restated, modified or supplemented from time to time, the “Working Capital Facility Agreement”), among the Company, the Guarantors, the Working Capital Lenders party thereto from time to time, The Bank of Nova Scotia and Sumitomo Mitsui Banking Corporation as Issuing Banks, Mizuho Bank, Ltd., as Swing Line Lender and The Bank of Nova Scotia, as Working Capital Facility Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Common Security and Account Agreement, Intercreditor Agreement, Term Loan Facility Agreement or the Working Capital Facility Agreement, as applicable.

1.    Consent. Pursuant to Section 12.14 (Amendments) and Section 7.2(a)(i) (Modification Approval Levels) of the Common Security and Account Agreement, Section 10.01 (Decisions; Amendments, Etc.) of the Term Loan Facility Agreement, Section 11.01 (Decisions; Amendments, Etc.) of the Working Capital Facility Agreement and Section 3 (Voting and Decision Making) of the Intercreditor Agreement, the undersigned Requisite Intercreditor Parties hereby consent to the amendment of the Common Security and Account Agreement substantially in the form of Exhibit A attached hereto (the “Common Security and Account Agreement Amendment”) .

2.    Effectiveness. The consent set forth herein shall be effective only in the specific instance described herein and for the specific purpose for which it was given, and nothing herein shall be construed to limit or bar any rights or remedies of any Secured Party. For the avoidance of doubt and without limiting the generality of the foregoing, no other change, amendment, consent or waiver with respect to the terms and provisions of any other Finance Document, Material Project Agreement or Subsequent Material Project Agreement is intended or contemplated hereby (which terms and provisions remain unchanged and in full force and effect). Nothing herein shall be construed as or deemed to be (a) a waiver or consent by the Secured Parties of any past, present or future breach or non-compliance with any terms or provisions contained in any Finance Document, Material Project Agreement or Subsequent Material Project Agreement, or (b) a guide to, or an intent or indication of, future actions or decisions by any Secured Party.

3.    Voting and Direction Matters.

(a)	With respect to the Term Loan Facility Agreement, by their signature below, each of the undersigned Term Lenders instructs the Term Loan Facility Agent as the Senior Creditor Group Representative and the Designated Voting Party for the Term Lenders to (i) cast its vote for the consent set forth herein in accordance with Section 3 (Voting and Decision Making) of the Intercreditor Agreement, (ii) direct the Intercreditor Agent to consent to the execution by the Security Trustee of the Common Security and Account Agreement Amendment and (iii) instruct the Intercreditor Agent to execute this consent letter.

(b)	Based on the instructions above, the Term Loan Facility Agent, as Senior Creditor Group Representative and the Designated Voting Party for the Term Lenders, hereby (i) casts its vote for the consent set forth herein and (ii) directs the Intercreditor Agent to consent to the execution by the Security Trustee of the Common Security and Account Agreement Amendment.

(c)	With respect to the Working Capital Facility Agreement, by their signature below, each of the undersigned Working Capital Lenders instructs the Working Capital Facility Agent as the Senior Creditor Group Representative and the Designated Voting Party for the Working Capital Lenders to (i) cast its vote for the consent set forth herein in accordance with Section 3 (Voting and Decision Making) of the Intercreditor Agreement, (ii) direct the Intercreditor Agent to consent to the execution by the Security Trustee of the Common Security and Account Agreement Amendment and (iii) instruct the Intercreditor Agent to execute this consent letter.

(d)	Based on the instructions above, the Working Capital Facility Agent, as Senior Creditor Group Representative and the Designated Voting Party for

2

the Working Capital Lenders, hereby (i) casts its vote for the consent set forth herein and (ii) directs the Intercreditor Agent to consent to the execution by the Security Trustee of the Common Security and Account Agreement Amendment.

(e)	Based on the instructions above from the Term Loan Facility Agent, as Senior Creditor Group Representative and the Designated Voting Party for the Term Lenders, and the Working Capital Facility Agent, as Senior Creditor Group Representative and Designated Voting Party for the Working Capital Lenders, which comprises instructions from the Requisite Intercreditor Parties in accordance with Section 4.3 (Majority Voting Issues) of the Intercreditor Agreement, the Intercreditor Agent hereby (i) grants its consent to the requested Senior Creditor Action as set forth herein and (ii) by its signature below, directs the Security Trustee to execute the Common Security and Account Agreement Amendment.

4.    GOVERNING LAW. THIS CONSENT LETTER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

5.    Counterparts. This consent letter may be executed in multiple counterparts, each of which shall be deemed an original for all purposes, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this consent letter by facsimile or in electronic document format (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

ABN AMRO CAPITAL USA LLC,
as Term Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ Casey Lowary
Name:	Casey Lowary
Title:	Managing Director

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

APPLE BANK FOR SAVINGS,
as Term Lender

By:	/s/ Jonathan C. Byron
Name:	Jonathan C. Byron
Title:	Senior Vice President
Export Credit & Corporate Finance

By:
Name:
Title:

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

BANK OF AMERICA, N.A.,
as Term Lender

By:	/s/ Ronald E. McKaig
Name:	Ronald E. McKaig
Title:	Managing Director

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

CIT FINANCE LLC,
as Term Lender

By:	/s/ Joe Gyurindak
Name:	Joe Gyurindak
Title:	Director

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

CRÉDIT AGRICOLE CORPORATE AND
INVESTMENT BANK,
as Term Lender

By:	/s/ Evan S. Levy
Name:	Evan S. Levy
Title:	Managing Director

By:	/s/ Kenneth Ricciardi
Name:	Kenneth Ricciardi
Title:	Director

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH,
as Term Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Christopher Zybrick
Name:	Christopher Zybrick
Title:	Authorized Signatory

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

C.M. LIFE INSURANCE COMPANY,
as Term Lender

By:	/s/ Richard Randall
Name:	Richard Randall
Title:	Attorney

By:	/s/ Julio Garcia
Name:	Julio Garcia
Title:	Attorney

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

DBS BANK LTD.,
as Term Lender

By:	/s/ Subash Narayanan
Name:	Subash Narayanan
Title:	Managing Director

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

GE CAPITAL EFS FINANCING, INC.,
as Term Lender

By:	/s/ Kathy McGowan
Name:	Kathy McGowan
Title:	Authorized Signatory

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

GOLDMAN SACHS BANK USA,
as Term Lender

By:	/s/ Chris Lam
Name:	Chris Lam
Title:	Authorized Signatory

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

HSBC BANK USA, NATIONAL
ASSOCIATION,
as Term Lender and Working Capital Lender

By:	/s/ Raphael Dumas
Name:	Raphael Dumas
Title:	Director

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

ING CAPITAL LLC,
as Term Lender and Working Capital Lender

By:	/s/ Subha Pasumarti
Name:	Subha Pasumarti
Title:	Managing Director

By:	/s/ Cheryl LaBelle
Name:	Cheryl LaBelle
Title:	Managing Director

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

JPMORGAN CHASE BANK, N.A.,
as Term Lender

By:	/s/ Jeffrey C. Miller
Name:	Jeffrey C. Miller
Title:	Vice President

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

LANDESBANK BADEN—
WÜRTTEMBERG, NEW YORK
BRANCH,
as Term Lender

By:	/s/ A. Bruns	/s/ M. Breckheimer
Name:	A. Bruns	M. Breckheimer
Title:	VP	VP

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

LLOYDS BANK PLC,
as Term Lender

By:	/s/ Daven Popat
Name:	Daven Popat
Title:	Senior Vice President
Transaction Execution
Category A
P003

By:	/s/ Erin Walsh
Name:	Erin Walsh
Title:	Assistant Vice President
Transaction Execution
Category A
W004

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

MASSACHUSETTS MUTUAL LIFE
INSURANCE COMPANY,
as Term Lender

By:	/s/ Richard Randall
Name:	Richard Randall
Title:	Attorney

By:	/s/ Julio Garcia
Name:	Julio Garcia
Title:	Attorney

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties hereto have caused this consent letter to be executed by their respective officers as of the day and year first above written.

MIZUHO BANK, LTD.,
as Term Lender and Working Capital Lender

By:	/s/ Brian Caldwell
Name:	Brian Caldwell
Title:	Managing Director

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

MORGAN STANLEY BANK, N.A.,
as Term Lender

By:	/s/ Pat Layton
Name:	Pat Layton
Title:	Authorized Signatory

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

MORGAN STANLEY SENIOR FUNDING,
INC.,
as Term Lender

By:	/s/ Pat Layton
Name:	Pat Layton
Title:	Vice President

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

RAYMOND JAMES BANK, N.A.,
as Term Lender

By:	/s/ Robert F. Moyle
Name:	Robert F. Moyle
Title:	Managing Director

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

ROYAL BANK OF CANADA,
as Term Lender

By:	/s/ Jason S. York
Name:	Jason S. York
Title:	Authorized Signatory

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

SIEMENS FINANCIAL SERVICES, INC.,
as Term Lender

By:	/s/ Patrick N. Riley
Name:	Patrick N. Riley
Title:	Vice President

By:	/s/ Steven Kanaplue
Name:	Steven Kanaplue
Title:	Vice President

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

SUMITOMO MITSUI BANKING
CORPORATION,
as Term Lender and Working Capital Lender

By:	/s/ Juan Kreutz
Name: Juan Kreutz
Title: Managing Director

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as Term Lender

By:	/s/ Saad Iqbal
Name: Saad Iqbal
Title: Managing Director

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

THE IYO BANK, LTD.,
as Term Lender

By:	/s/ Yasuji Fujita
Name: Yasuji Fujita
Title: Executive Officer

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

THE BANK OF NOVA SCOTIA,
as Term Lender and Working Capital Lender

By:	/s/ Alfredo Brahim
Name: Alfredo Brahim
Title: Director

THE BANK OF NOVA SCOTIA,
as Working Capital Facility Agent, as Senior
Creditor Group Representative for the
Working Capital Lenders, and as Designated
Voting Party for the Working Capital Lenders

By:	/s/ Alfredo Brahim
Name: Alfredo Brahim
Title: Director

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties hereto have caused this consent letter to be executed by their respective officers as of the day and year first above written.

SOCIÉTÉ GÉNÉRALE,
as Term Lender

By:	/s/ Ellen Turkel
Name: Ellen Turkel
Title: Director

SOCIÉTÉ GÉNÉRALE,
as Term Loan Facility Agent, as Senior
Creditor Group Representative for the Term
Lenders, and as Designated Voting Party for the Term Lenders

By:	/s/ Ellen Turkel
Name: Ellen Turkel
Title: Director

SOCIÉTÉ GÉNÉRALE,
as Intercreditor Agent

By:	/s/ Ellen Turkel
Name: Ellen Turkel
Title: Director

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

ACKNOWLEDGED AND AGREED:

CHENIERE CORPUS CHRISTI
HOLDINGS, LLC, as the Company

By:	/s/ Lisa C. Cohen
Name: Lisa C. Cohen
Title: Treasurer

CORPUS CHRISTI LIQUEFACTION,
LLC, as Guarantor

By:	/s/ Lisa C. Cohen
Name: Lisa C. Cohen
Title: Treasurer

CHENIERE CORPUS CHRISTI
PIPELINE, L.P., as Guarantor

By:	/s/ Lisa C. Cohen
Name: Lisa C. Cohen
Title: Treasurer

CORPUS CHRISTI PIPELINE GP, LLC,
as Guarantor

By:	/s/ Lisa C. Cohen
Name: Lisa C. Cohen
Title: Treasurer

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

Exhibit A

Form of Amendment to Common Security and Account Agreement

Execution Version

FIRST AMENDMENT TO

COMMON SECURITY AND ACCOUNT AGREEMENT

This First Amendment, dated as of September 7, 2017 (the “First Amendment”), amends the Common Security and Account Agreement, dated as of May 13, 2015 (as amended, amended and restated, modified or supplemented from time to time, the “Common Security and Account Agreement”), by and among Cheniere Corpus Christi Holdings, LLC (the “Company”), Corpus Christi Liquefaction, LLC, Cheniere Corpus Christi Pipeline, L.P. and Corpus Christi Pipeline GP, LLC (the “Guarantors” and, together with the Company, the “Securing Parties”), the Initial Senior Creditor Group Representatives listed in Schedule C thereto and the Senior Creditor Group Representatives that accede thereto from time to time, for the benefit of all Senior Creditors, Société Générale as Intercreditor Agent for the Facility Lenders and any Hedging Banks, Société Générale as Security Trustee, and Mizuho Bank, Ltd. as Account Bank. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Common Security and Account Agreement.

WHEREAS, the Company has requested that Intercreditor Agent agree on behalf of each Senior Creditor Group Representative to amend the Common Security and Account Agreement as set forth in the First Amendment; and

WHEREAS, the Requisite Secured Parties have instructed the Intercreditor Agent to amend the Common Security and Account Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and subject to the terms and conditions herein set forth, the parties hereto agree as follows:

Section 1. Amendments to Common Security and Account Agreement. The Company, the Guarantors and the Security Trustee each agree that the Common Security and Account Agreement is amended by:

(a)    deleting Section 3.2(d)(vi)(H) (Accounts — Securities Accounts) of the Common Security and Account Agreement in its entirety and replacing it with the following:

“(H) the Account Bank shall be the Securities Intermediary in respect of such Account. The Securities Intermediary’s Jurisdiction for such Account shall be the State of New York, and the laws of the State of New York are applicable to all issues specified in Article 2(1) of the Hague Securities Convention; and”

(b)    adding the following as a new Section 4.11 (Account with Third Party Account Bank) to the Common Security and Account Agreement:

“4.11 Account with Third Party Account Bank. Notwithstanding any other provision of this Agreement, including Section 4.3(a) and (b) (Accounts), Sections 4.4 (Procedures for Deposits and Withdrawals from Accounts) and Section 3.2(d)(vi) (Accounts — Securities Accounts):

(a)	The Company may from time to time agree to establish and maintain a segregated, secured account, which shall be an Account, and any related sub-accounts (the “Third Party Investment Account”) with any financial institution that is reasonably acceptable to the Account Bank (any financial institution that is not the Account Bank with which such account is established as permitted by this Agreement, a “Third Party Account Bank”); provided that the Company shall procure that prior to the deposit or transfer of any funds into such Third Party Investment Account:

(i)	such Third Party Account Bank shall enter into an account control agreement (a “Third Party Account Control Agreement”) in form and substance reasonably satisfactory to the Security Trustee, pursuant to which the Security Trustee shall have sole “control” (within the meaning of Sections 8-106(d) and (f) of the UCC or Sections 9-104(a)(2) and (3) of the UCC) of the Third Party Investment Account;

(ii)	the Account Bank shall be designated as an authorized representative of the Borrower permitted to execute transactions and make withdrawals and transfers of funds in respect of such Third Party Investment Account; and

(iii)	the Third Party Investment Account may be interest bearing.

(b)	The Company (or the Security Trustee on behalf of the Company) may submit instructions (in written form, including in a Withdrawal and Transfer Certificate from the Company, and which may be given as a standing instruction) to the Account Bank directing the Account Bank to take the following actions in respect of the Third Party Investment Account:

(i)	transfer funds from an Account to the Third Party Investment Account or instruct the Third Party Account Bank to transfer funds from the Third Party Investment Account to one or more Accounts, or

(ii)

instruct the Third Party Account Bank to invest funds in the Third Party Investment Account in Authorized Investments selected as set forth in clause (e) below (or sell or otherwise liquidate such investments) as contemplated by Section 4.2(b) (Directing the Making of Investments — Authorized Investments), in a manner agreed between the Company and the Third Party Account Bank in any customary account management agreement related to the Third Party Investment Account, and, in each such case, the Account Bank shall act in accordance with the instructions of the Company (or the

Security Trustee on behalf of the Company) and in turn transmit any such instructions to the Third Party Account Bank. For the avoidance of doubt, the Company (or the Security Trustee on behalf of the Company) shall be permitted to transfer funds from any Account, including but not limited to the Construction Account, Revenue Account and/or the Operating Account, to be held in the Third Party Investment Account until such funds are required to be applied as contemplated by this Agreement, and shall be permitted to transfer such funds back to the applicable Account at any earlier time.

(c)	Unless the Security Trustee has received notice as set out in Section 6.1(b) (Security Trustee Action Generally — Control of Accounts) that a Loan Facility Declared Default, Indenture Declared Default or any other Declared Event of Default has occurred and is Continuing, and until a notice is delivered to the Account Bank pursuant to Section 4.6(b)(i) (Control and Investment of Funds in Accounts), the Company also may submit instructions directly (or by instructions made through the Account Bank) to the Third Party Account Bank to invest the funds in, or that are expected to be transferred into, the Third Party Investment Account in Authorized Investments. Concurrently with delivery of a notice to the Account Bank pursuant to Section 4.6(b)(i) (Control and Investment of Funds in Accounts), the Security Trustee shall deliver a notice to the Third Party Account Bank (with a copy to the Company, the Account Bank and each Senior Creditor Group Representative) directing it to cease accepting instructions from, and providing management access to, the Company (and, if relevant, from the Manager to whom the Company has granted a power of attorney or signature authority over the Accounts as permitted under Section 4.1(e) (General Principles)) with respect to the Third Party Investment Account. Concurrently with delivery of a notice to the Account Bank pursuant to Section 4.6(d) (Control and Investment of Funds in Accounts), the Security Trustee shall deliver a notice to the Third Party Account Bank with a copy to the Company directing it once again to take instructions from the Company in accordance with the first sentence of this clause (c) rather than exclusively from the Security Trustee.

(d)	If the Account Bank receives a notice from the Security Trustee under Section 4.6(b)(i) (Control and Investment of Funds in Accounts) of this Agreement, the Security Trustee may deliver instructions directly to the Third Party Account Bank or may direct the Account Bank to transmit to the Third Party Account Bank directions, notices or other documents received only from the Security Trustee until a notice is delivered by the Security Trustee to the Account Bank pursuant to and in accordance with Section 4.6(d) (Control and Investment of Funds in Accounts) of this Agreement with respect to the relevant Declared Event(s) of Default.

(e)	All funds in the Third Party Investment Account shall only be invested in Authorized Investments as selected by the Company (or the Security Trustee on behalf of the Company). Cash, monies or funds in the Third Party Investment Account and the Authorized Investments in which such monies are then invested and the proceeds of those investments shall be subject to the provisions of this Agreement governing Authorized Investments, including but not limited to Section 4.2 (Authorized Investments), modified as necessary to reflect the arrangements between the Company, the Security Trustee, the Account Bank and the Third Party Account Bank as set forth in this Section 4.11.

(f)	For the avoidance of doubt, the security arrangements generally applicable to Accounts pursuant to this Agreement shall also apply to the Third Party Investment Account, with the Third Party Account Bank acting as Bank or Securities Intermediary, as applicable, in respect of the Third Party Investment Account. All undertakings and duties imposed on the Account Bank specifically in its capacity as Bank or Securities Intermediary in respect of an Account shall also apply in respect of any Third Party Investment Account, except that the Account Bank shall be subject to such duties and undertakings in its capacity as an authorized person in respect of such Third Party Investment Account. All duties or undertakings under the Finance Documents requiring the Account Bank to deposit, withdraw, invest or liquidate funds in the Accounts shall, in respect of the Third Party Investment Account, be construed as duties or undertakings to instruct the Third Party Account Bank to deposit, withdraw, invest or liquidate funds, as applicable.

(g)	The Account Bank shall not be liable for any failure on the part of the Third Party Account Bank to timely honor any direction from the Account Bank.”;

(c)    adding the following to Schedule K (Form of Withdrawal and Transfer Certificate) to the Common Security and Account Agreement, immediately following the paragraph that reads “to make the requested [withdrawal(s)] [transfer(s)] by [insert date] (the “Account Withdrawal Date”).”:

“[4.11 to [instruct the Third Party Account Bank to] [transfer [●] Dollars ($[●]) from the [● Account, No. ●] [Third Party Investment Account, No. ●] to [the ● Account, No. ●] [the Third Party Investment Account, No. ●]] [invest [●] Dollars ($[●]) from the [Third Party Investment Account, No. ●] in [●]] [liquidate [●] Dollars ($[●]) of [investments] and transfer such funds to [the • Account, No. ●]]14”;

(d)    adding the following to Schedule K (Form of Withdrawal and Transfer Certificate) to the Common Security and Account Agreement as footnote 14 thereto, and renumbering the current footnotes 14, 15 and 16 accordingly:

“[Note: Include for transfers or withdrawals from the Third Party Investment Account.]”;

(e)    deleting Section 4.5(a)(i)(B) (Deposits and Withdrawals) of the Common Security and Account Agreement in its entirety and replacing it with the following:

“(B) any Senior Debt may be disbursed directly into the Construction Account or used directly to pay Permitted Development Expenditures or for other purposes as are permitted in the Senior Debt Instrument for such Senior Debt (including, for the avoidance of doubt, by transferring amounts of Senior Debt to another Account, such as the Operating Account, prior to application of the Senior Debt to the purpose for which it is permitted to be applied if such Account is generally used by the Securing Parties to pay such amounts);”;

(f)    deleting Section 4.5(a)(i)(E) (Deposits and Withdrawals) of the Common Security and Account Agreement in its entirety and replacing it with the following:

“(E) Working Capital Debt may be applied directly for the purposes for which it was incurred (including, for the avoidance of doubt, by transferring amounts of Senior Debt to another Account, such as the Operating Account, prior to application of the Senior Debt to the purpose for which it is permitted to be applied if such Account is generally used by the Securing Parties to pay such amounts).”;

(g)    adding the following sentence at the end of Section 4.5(e)(i) (Operating Account):

“In addition to the foregoing, Senior Debt proceeds that are permitted to be used to pay Operation and Maintenance Expenses under the terms of the applicable Senior Debt Instrument may be funded directly, or from a Disbursement Account, into the Operating Account.”;

(h)    adding the following as a new Section 11.15 (Additional Guarantors) to the Common Security and Account Agreement:

“11.15 Additional Guarantors

If at any time, the Company is required under any Senior Debt Instrument to cause any Subsidiary acquired or created by the Company to become a guarantor of any Senior Debt, the Company shall cause such Subsidiary to accede to this Agreement as a guarantor hereunder and guarantee all the Senior Debt Obligations in accordance with, and pursuant to, Section 11 (Guarantees) of this Agreement. Upon its accession to this Agreement, such subsidiary shall be deemed to be a “Guarantor” hereunder. Any accession agreement entered into pursuant to this Section 11.15 (Additional Guarantors) shall be in form and substance reasonably satisfactory to the Security Trustee.”;

(i)    adding the following as a new Section 1.2 (xviv) (Interpretation) to Schedule A (Common Definitions and Rules of Interpretation) to the Common Security and Account Agreement:

“(xviv) In respect of each of the defined terms in Section 1.3 (Definitions) of this Schedule A, as used in this Agreement, at any time when Loans and/or Senior Debt Commitments are not outstanding, all references in this Agreement to each such defined term shall be to, and be required to meet the conditions or criteria, if any, included in, the definition provided for the equivalent of such defined term in each Senior Debt Instrument then in effect. A defined term set forth in a Senior Debt Instrument will be deemed to be the equivalent of a defined term set forth in Section 1.3 (Definitions) of this Schedule A if the defined term in such Senior Debt Instrument (although not necessarily the definition thereof) uses the same or interchangeable words as are used in Section 1.3 (Definitions) of this Schedule A for such defined term, or the same or interchangeable words plus words that identify such term as the defined term applicable to a particular Senior Debt Instrument, such as “Indenture Permitted Liens” rather than simply “Permitted Liens.”;

(j)    adding the following to Section 1.3 (Definitions) of Schedule A (Common Definitions and Rules of Interpretation) to the Common Security and Account Agreement in the appropriate alphabetical order:

““Basis Swap” means a commodity derivative contract that is cash-settled based on the difference between: (a) the price of natural gas at one particular pricing point and (b) the price of natural gas at a different delivery location or pricing point.

“First of Month Index” means a price which represents the most commonly traded fixed price at a major trading point and as published by Inside FERC Gas Market Report (“IFERC” or any successor publication widely used to establish index pricing in the U.S. natural gas trading market).

“Fixed-Floating Futures Swap” means a contract which entitles the buyer of the contract to pay a fixed price for natural gas and the seller to pay a floating price equal to the final settlement price of the Futures Contract settlement prices. The Fixed-Floating Futures Swap shall be settled financially, via exchange of cash payment at the expiration of the underlying Futures Contract, rather than physically.

“Futures Contract” means a contract which entitles the buyer of the contract to claim physical delivery of natural gas from the seller at a specified contract delivery point at a specified date in the future and entitles the seller to deliver the physical commodity to the buyer under the same conditions. The price between the buyer and the seller shall be transacted at the price of final settlement on a monthly basis.

“Hague Securities Convention” means the Convention on the Law Applicable to Certain Rights in Respect of Securities Held with an Intermediary (concluded July 5, 2006), which became effective in the United States on April 1, 2017.

“Index Swap” means a contract which entitles the buyer of the contract to pay one index price (e.g. First of Month Index) and entitles the seller to pay a different index price (e.g. the daily average). The index swap is settled financially via exchange of cash payment at the expiration of the underlying Futures Contract.

“NYMEX” means the New York Mercantile Exchange, a wholly owned subsidiary of the Chicago Mercantile Exchange.

“NYMEX Natural Gas Futures Contract” means the Futures Contract for natural gas on NYMEX, which is used for the physical receipt and/or delivery of gas at the Henry Hub located in Erath, Louisiana.

“Power Hedge Provider” means any party (other than the Loan Parties or their Affiliates) that is a party to a Hedging Instrument described in clause (b) of the definition thereof pertaining to electricity that is secured pursuant to the Security Documents.

“Swing Swap” means a contract which entitles the buyer of the contract to pay a fixed price for natural gas and the seller to pay the gas daily average at a defined location for a defined period of time. The Swing Swap is settled financially, via exchange of cash payment each day as the gas daily average is settled, rather than physically.

“TBtu” means one trillion Btus.

“Third Party Investment Account” has the meaning given in Section 4.11(a) (Account with Third Party Account Bank) of the Common Security and Account Agreement.

“Third Party Account Bank” has the meaning given in Section 4.11(a) (Account with Third Party Account Bank) of the Common Security and Account Agreement.

“Third Party Account Control Agreement” has the meaning given in Section 4.11(a)(i) (Account with Third Party Account Bank) of the Common Security and Account Agreement.”;

(k)    deleting from Section 1.3 (Definitions) of Schedule A (Common Definitions and Rules of Interpretation) to the Common Security and Account Agreement the definitions of “Guarantors,” “Permitted Hedging Instrument” and “Senior Debt Obligations” in their entirety and replacing them with the following:

““Guarantors” means CCL, CCP and CCP GP, each of which is a direct or indirect wholly owned subsidiary of the Borrower and operated together with the Borrower as a single unit, and any other subsidiary of the Borrower that accedes to the Common Security and Account Agreement from time to time as permitted under the Finance Documents then in effect as a Guarantor for the benefit of all Senior Creditors, pursuant to Section 11.15 (Additional Guarantors) of the Common Security and Account Agreement.”

“Permitted Hedging Instrument” means a Hedging Instrument entered into by a Loan Party in the ordinary course of business and that (i) is with a Hedging Bank, a Gas Hedge Provider or a Power Hedge Provider, (ii) if secured, is of the type referred to in clause (a) or (b) of the definition of Hedging Instrument and (iii) is entered for non-speculative purposes and is on arm’s-length terms; provided that (a) if such Hedging Instrument pertains to Gas, it is for a period not to exceed the three prompt month contracts and the aggregate quantum under all (1) Futures Contracts, Fixed-Floating Futures Swaps, NYMEX Natural Gas Futures Contracts and Swing Swaps does not exceed 50 TBtu, (2) Index Swaps does not exceed 23.25 TBtus, and (3) Basis Swaps does not exceed 23.25 TBtus, where the limitations in each of the categories described in sub-clauses (1), (2) and (3) are not aggregated, and (b) if such Hedging Instrument pertains to electricity, the aggregate quantum under such Hedging Instrument does not exceed 3,650,000 megawatt hours and each such Hedging Instrument is for a period not to exceed sixty months where the first month is the month in which the power hedging contract is executed. “Permitted Hedging Instrument” includes any “Permitted Senior Debt Hedging Instrument.”

“Senior Debt Obligations” means the obligations of the Borrower and the obligations of each Guarantor under its guarantee granted under and pursuant to the Common Security and Account Agreement in each case to pay:

(a)	all principal, interest and premiums on the disbursed Senior Debt;

(b)	all commissions, fees, reimbursements, indemnities, prepayment premiums and other amounts payable to Senior Creditors under any Senior Debt Instrument;

(c)	all Permitted Senior Debt Hedging Liabilities under Permitted Hedging Instruments that benefit from the Security Interests;

(d)	all Secured Party Fees; and

in each case whether such obligations are present, future, actual or contingent and including the payment of amounts that would become due under the Senior Debt Instruments but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code.”

(k)    adding the words “and any guarantee thereof” to the end of clause (d)(ii)(B) of the definition of “Subsequent Material Project Agreements” in Section 1.3 (Definitions) of Schedule A (Common Definitions and Rules of Interpretation) to the Common Security and Account Agreement.

Section 2. Representations, Events of Default and Guarantees. The undersigned signatory of each Securing Party hereby certifies that she is an Authorized Officer of such Securing Party and, solely in such capacity and not in her personal capacity, hereby certifies to the Senior Creditor Group Representatives, as of the date of this First Amendment, the following:

(a)	Each of the Repeated Representations made by such Securing Party is true and correct in all material respects, except for those representations and warranties that are qualified by materiality, which are true and correct in all respects, as to such Securing Party on and as of the date of this First Amendment as if made on and as of such date (or, if stated to have been made solely as of an earlier date, as of such earlier date);

(b)	No Unmatured Loan Facility Event of Default or Loan Facility Event of Default has occurred and is Continuing on such date or could reasonably be expected to result from the consummation of the transactions contemplated by this First Amendment; and

(c)	As of the date of this First Amendment, the guarantee of the Senior Debt Obligations by each Guarantor is in full force and effect in accordance with Article 11 (Guarantees) of the Common Security and Account Agreement and this First Amendment could not reasonably be expected to alter the effectiveness of such guarantees.

Section 3. Effectiveness. This First Amendment shall be effective upon (x) the receipt by the Intercreditor Agent of executed counterparts of this First Amendment by the Company and each Guarantor and (y) the execution of this First Amendment by the Intercreditor Agent.

Section 4. Finance Document. This First Amendment constitutes a Finance Document as such term is defined in, and for purposes of, the Common Terms Agreement, dated as of May 13, 2015, by and among the Securing Parties, Société Générale as the Term Loan Facility Agent, each other Facility Agent on behalf of its respective Facility Lenders, and Société Générale as the Intercreditor Agent.

Section 5. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

Section 6. Headings. All headings in this First Amendment are included only for convenience and ease of reference and shall not be considered in the construction and interpretation of any provision hereof.

Section 7. Binding Nature and Benefit. This First Amendment shall be binding upon and inure to the benefit of each party hereto and their respective successors and permitted transfers and assigns.

Section 8. Counterparts. This First Amendment may be executed in multiple counterparts, each of which shall be deemed an original for all purposes, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this First Amendment by facsimile or in electronic document format (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this First Amendment.

Section 9. No Modifications; No Other Matters. Except as expressly provided for herein, the terms and conditions of the Common Security and Account Agreement shall continue unchanged and shall remain in full force and effect. Each amendment granted herein shall apply solely to the matters set forth herein and such amendment shall not be deemed or construed as an amendment of any other matters, nor shall such amendment apply to any other matters.

[Signature pages follow]

EXECUTION VERSION

IN WITNESS WHEREOF, the parties have caused this First Amendment to the Common Security and Account Agreement to be duly executed and delivered as of the day and year first above written.

CHENIERE CORPUS CHRISTI
HOLDINGS, LLC, as the Company

By:	/s/ Lisa C. Cohen
Name: Lisa C. Cohen
Title: Treasurer

CORPUS CHRISTI LIQUEFACTION,
LLC, as Guarantor

By:	/s/ Lisa C. Cohen
Name: Lisa C. Cohen
Title: Treasurer

CHENIERE CORPUS CHRISTI
PIPELINE, L.P., as Guarantor

By:	/s/ Lisa C. Cohen
Name: Lisa C. Cohen
Title: Treasurer

CORPUS CHRISTI PIPELINE GP, LLC,
as Guarantor

By:	/s/ Lisa C. Cohen
Name: Lisa C. Cohen
Title: Treasurer

SIGNATURE PAGE TO CSAA AMENDMENT

IN WITNESS WHEREOF, the parties have caused this First Amendment to the Common Security and Account Agreement to be duly executed and delivered as of the day and year first above written.

SOCIÉTÉ GÉNÉRALE,
as Security Trustee (with the prior written consent of the Intercreditor Agent) and Intercreditor Agent on its own behalf and on behalf of the Intercreditor Parties

By:	/s/ Ellen Turkel
Name: Ellen Turkel
Title: Director

SIGNATURE PAGE TO CSAA AMENDMENT

IN WITNESS WHEREOF, the parties have caused this First Amendment to the Common Security and Account Agreement to be duly executed and delivered as of the day and year first above written.

MIZUHO BANK, LTD.,
as Account Bank

By:	/s/ Brian Caldwell
Name: Brian Caldwell
Title: Managing Director

SIGNATURE PAGE TO CSAA AMENDMENT